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                                                                 EXHIBIT 10.19.2


                     CAMERON ASHLEY BUILDING PRODUCTS, INC.

                           SECOND AMENDMENT AND WAIVER

                            Dated as of April 1, 1998

                                       Re:



               Note Purchase Agreements dated as of April 1, 1996



                            $50,000,000 Senior Notes

                $10,000,000 6.79% Senior Notes due April 15, 2001
                $15,000,000 6.79% Senior Notes due April 15, 2002
                $10,000,000 7.21% Senior Notes due April 15, 2003
                $15,000,000 7.61% Senior Notes due April 15, 2006



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             SECOND AMENDMENT AND WAIVER TO NOTE PURCHASE AGREEMENTS


         THIS SECOND AMENDMENT AND WAIVER dated as of April 1, 1998 (the or this "Second Amendment"), to the Note Purchase Agreements, each dated as of April 1, 1996, is between CAMERON ASHLEY BUILDING PRODUCTS, INC., a Georgia corporation (the "Company"), and each of the institutions which is a signatory to this Second Amendment (collectively, the "Noteholders").

                                    RECITALS:

         A. The Company and each of the Purchasers listed on Schedule A thereto have heretofore entered into separate and several Note Purchase Agreements, each dated as of April 1, 1996, as amended by the First Amendment dated as of January 15, 1997 (as so amended, the "Note Purchase Agreements"). The Company has heretofore issued the $10,000,000 6.79% Senior Notes due April 15, 2001, the $15,000,000 6.79% Senior Notes due April 15, 2002, the $10,000,000
7.21% Senior Notes due April 15, 2003, and the $15,000,000 7.61% Senior Notes due April 15, 2006 (collectively, the "Notes"), each dated April 15, 1996, pursuant to the Note Purchase Agreements. The Noteholders are the holders of 90% of the outstanding principal amount of the Notes.

         B. The Company and the Noteholders now desire to amend and waive certain provisions of the Note Purchase Agreements in the respects, but only in the respects, hereinafter set forth.

         C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreements unless herein defined or the context shall otherwise require.

         D. All requirements of law have been fully complied with and all other acts and things necessary to make this Second Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

         NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Second Amendment set forth in
Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1. AMENDMENTS.

               1.1. Section 10.3 of the Note Purchase Agreements shall be and is hereby deleted in its entirety and replaced with the following:

         Section 10.3. Limitation on Debt of Restricted Subsidiaries. The Company will not permit any Restricted Subsidiary, directly or indirectly, to create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Debt, except:



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                (a)    Debt of a Restricted Subsidiary to the Company or to a
         Wholly-Owned Restricted Subsidiary,

                (b) Debt of the Guarantors evidenced by the Credit Agreement Guaranties, the 1996 Note Purchase Agreement Guaranties and the 1998 Note Purchase Agreement Guaranties, and

                (c)    Debt of a Restricted Subsidiary consisting of:

                       (i) Debt of a Person existing at the time such Person is merged into or consolidated with a Restricted Subsidiary or such Restricted Subsidiary acquires all or substantially all the properties of such Person,

                       (ii) Debt of a Person existing at the time such Person becomes a Restricted Subsidiary,

                       (iii) Debt of a Restricted Subsidiary outstanding on the date hereof and reflected in Schedule 5.15,

                       (iv) Debt of a Restricted Subsidiary incurred in connection with, or with a view to, compliance by such Restricted Subsidiary with the requirements of any program adopted by any federal, state or local governmental authority and applicable to such Restricted Subsidiary and providing financial or tax benefits to such Restricted Subsidiary which are not available without the incurrence of such Debt and are not available directly to the Company,

                       (v) Debt of a Restricted Subsidiary incurred to pay all or any part of the purchase price or the cost of construction of property or equipment acquired by a Restricted Subsidiary, provided such Debt is incurred within one year after such acquisition or the completion of such construction, whichever is later,

                       (vi) Debt of a Restricted Subsidiary incurred to pay all or any part of the cost to construct additions, substantial repairs or alterations or substantial improvements to properties of such Restricted Subsidiary, provided (x) the amount of such Debt does not exceed the expense incurred to construct such additions, substantial repairs or alterations or substantial improvements, and
            (y) such Debt is incurred within one year after completion of construction and full operation,





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                       (vii)  Debt of CA Canada in an aggregate principal amount
            of up to $25,000,000 owing under the Bank Credit Agreement,

                       (viii) Debt of CA Canada in aggregate principal amounts
            of (a) up to Canadian $10,000,000 and (b) up to United States $7,000,000 issued pursuant to the CA Canada Note Purchase Agreements,

                       (ix) Debt of the Guarantors evidenced by the CA Canada Credit Agreement Guaranties and the CA Canada Note Purchase Agreement Guaranties,

                       (x) Debt of a Restricted Subsidiary owing to the seller or sellers of such Restricted Subsidiary or of substantially all the assets thereof, to the Company or such Restricted Subsidiary and incurred by such Restricted Subsidiary to finance the acquisition of either (A) the capital stock of such Restricted Subsidiary by the Company or another Restricted Subsidiary or (B) such assets by such Restricted Subsidiary, and

                       (xi) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Debt referred to in the foregoing clauses (i) through
            (ix), inclusive, provided the principal amount of the Debt so extended, renewed or replaced shall not exceed the principal amount thereof immediately prior to such extension renewal or replacement, provided that, after giving effect thereto and to the application of the proceeds thereof the aggregate amount of Priority Obligations does not exceed (i) during the period from January 1, 1997, to and including June 30, 1998, 22% and (ii) at all times after June 30, 1998, 15% of Consolidated Net Worth as at the end of the Company's fiscal year then most recently ended."

               1.2. Section 10.12 of the Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

         Section 10.12. Guaranties. The Company will not, and will not permit any Restricted Subsidiary to, become or be liable in respect of any Guaranty except (i) Guaranties by the Company which are limited in amount to a stated maximum dollar exposure or which constitute Guaranties of obligations incurred by any Restricted Subsidiary in compliance with the provisions of this Agreement and (ii) Permitted Guaranties."






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              1.3. The following definitions shall be and are hereby amended in their entirety to read as follows:

         ""Bank Credit Agreement" means that certain Second Restated Credit Agreement dated January 29, 1997, among the Company, CA Canada, NationsBank of Texas, National Association, as Agent, ABN AMRO Bank, N.V., as Co-Agent, NationsBank of Texas, National Association, as Issuing Bank, Canadian Imperial Bank of Commerce, as Canadian Agent, Canadian Imperial Bank of Commerce, as Canadian Issuing Bank, and each Lender party thereto, as amended by (i) a First Amendment to Second Restated Credit Agreement dated May 23, 1997, (ii) a Second Amendment to Second Restated Credit Agreement dated January 22, 1998, and (iii) a Third Amendment to Second Restated Credit Agreement dated March 18, 1998."

         ""Permitted Guaranties" shall mean the 1996 Note Purchase Agreement Guaranties, the 1998 Note Purchase Agreement Guaranties, the Credit Agreement Guaranties, the CA Canada Credit Agreement Guaranties, the CA Canada Note Purchase Agreement Guaranties."

         ""Priority Obligations" shall mean at any time the aggregate amount at such time of:

                (a) Debt (without duplication) of Restricted Subsidiaries referred to in Section 10.3(c),

                (b)   Debt secured by Liens permitted by paragraphs (a), (c),
         (d) or (i) of Section 10.5 hereof, and

                (c)   Attributable Debt."

               1.4. The following shall be added as new definitions in alphabetical order to Schedule B of the Note Purchase Agreements:

         ""CA Canada Credit Agreement Guaranties" shall mean the Guaranties by the Guarantors of the obligations of CA Canada under the Bank Credit Agreement."

         ""CA Canada Note Purchase Agreement Guaranties" shall mean the Guaranties by the Guarantors of the obligations of CA Canada under the CA Canada Note Purchase Agreements."

         ""CA Canada Note Purchase Agreements" shall mean those certain Note Purchase Agreements, each dated as of April 1, 1998, between CA Canada and the Purchasers listed in Schedule A thereto."




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         ""1996 Note Purchase Agreement Guaranties" shall mean the Guaranties by the Guarantors of the obligations of the Company under this Agreement and the Other Agreements."

         ""1998 Note Purchase Agreements" shall mean those certain Note Purchase Agreements, each dated as of April 1, 1998, between the Company and the Purchasers listed in Schedule A thereto."

         ""1998 Note Purchase Agreement Guaranties" shall mean the Guaranties by the Guarantors of the obligations of the Company under the 1998 Note Purchase Agreement."

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

               2.1. To induce the Noteholders to execute and deliver this Second Amendment (which representations shall survive the execution and delivery of this Second Amendment), the Company represents and warrants to the Noteholders that:

               (a) this Second Amendment has been duly authorized, executed and delivered by it and this Second Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

               (b) the Note Purchase Agreements, as amended by this Second Amendment, constitute the legal, valid and binding obligations, contracts and agreements of the Company enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

               (c) the execution, delivery and performance by the Company of this Second Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, the Bank Credit Agreement, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(c);

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               (d) as of the date hereof and after giving effect to this Second
         Amendment, no Default or Event of Default has occurred which is continuing; and

               (e) all the representations and warranties contained in Section 5 of the Note Purchase Agreements are true and correct in all material respects with the same force and effect as if made by the Company on and as of the date hereof (except as to representations and warranties which (i) refer to a specific date, (ii) have been modified by transactions permitted pursuant to the Note Purchase Agreements, or
         (iii) have been specifically waived by the requisite percentage of the Noteholders).

SECTION 3. CONDITIONS TO EFFECTIVENESS OF THIS SECOND AMENDMENT.

               3.1. This Second Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

               (a) executed counterparts of this Second Amendment, duly executed by the Company and the holders of at least 66-2/3% of the outstanding principal of the Notes, shall have been delivered to the Noteholders;

               (b) the Noteholders shall have received evidence satisfactory to them that the Third Amendment to the Bank Credit Agreement has been executed and delivered by the parties thereto; and

               (c) the representations and warranties of the Company set forth in Section 2 hereof are true and correct on and with respect to the date hereof.

Upon receipt of all of the foregoing, this Second Amendment shall become effective.

SECTION 4. WAIVER.

         The Company and its Subsidiaries have made certain investments which were prohibited by the Bank Credit Agreement and which triggered events of default under the Bank Credit Agreement. Pursuant to an amendment to the Bank Credit Agreement, the investments were subsequently permitted and the events of default triggered by such investments were waived. Upon and by virtue of this Second Amendment becoming effective as herein contemplated, the Event of Default under Section 11(f) of the Note Purchase Agreements, which Event of Default has occurred solely as a result of the events of default under the Bank Credit Agreement described above, and the failure of the Company to notify the Noteholders of such Event of Default as required by Section 7.1(d) of the Note Purchase Agreements, which failure also constitutes an Event of Default under the Note Purchase Agreements, shall be deemed to have been waived by the Noteholders. The Company understands and agrees that the waivers contained in this Section 4 pertain only to the Default and Event of Default herein described and to the extent so





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described and not to any other Default or Event of Default which may exist under, or any other matters arising in connection with, the Note Purchase Agreements or to any rights which the Noteholders have arising by virtue of any such other actions or matters.

SECTION 5. MISCELLANEOUS.

               5.1. This Second Amendment shall be construed in connection with and as part of each of the Note Purchase Agreements, and except as modified and expressly amended by this Second Amendment, all terms, conditions and covenants contained in the Note Purchase Agreements and the Notes are hereby ratified and shall be and remain in full force and effect.

               5.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Second Amendment may refer to the Note Purchase Agreements without making specific reference to this Second Amendment but nevertheless all such references shall include this Second Amendment unless the context otherwise requires.

               5.3. The descriptive headings of the various Sections or parts of this Second Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

               5.4. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH NEW YORK LAW.

               5.5. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Second Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.


                                     CAMERON ASHLEY BUILDING PRODUCTS,
                                         INC.

                                     By /s/ Ronald R. Ross
                                     Name:  Ronald R. Ross
                                     Title: Chairman










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Accepted and Agreed to:

                                        PRINCIPAL MUTUAL LIFE INSURANCE
                                           COMPANY

                                        By  /s/ Sarah J. Pitts
                                        Its Counsel

                                        By  /s/ Thomas H. Pospisil
                                        Its Counsel

                                        RELIASTAR LIFE INSURANCE COMPANY
                                           (f/k/a Northwestern National Life
                                           Insurance Company)

                                        By  /s/ James V. Wittich
                                        Its Authorized Representative

                                        NORTHERN LIFE INSURANCE COMPANY

                                        By  /s/ James V. Wittich
                                        Its Assistant Treasurer

                                        RELIASTAR UNITED SERVICES LIFE INSURANCE
                                           COMPANY (f/k/a United Services Life
                                           Insurance Company)

                                        By  /s/ James V. Wittich
                                        Its Assistant Treasurer

                                        NATIONWIDE LIFE INSURANCE COMPANY

                                        By  /s/ Edwin P. McCausland, Jr.
                                        Its Vice President Fixed-Income
                                            Securities

                                        NATIONWIDE LIFE AND ANNUITY INSURANCE
                                           COMPANY

                                        By  /s/ Edwin P. McCausland, Jr.
                                        Its Vice President Fixed-Income
                                            Securities